As filed with the Securities and Exchange Commission on February 17, 2010

Registration No.  333-164027

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO 3. TO
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

China XD Plastics Company Limited
(Exact name of registrant as specified in its charter)

Nevada	04-3836208
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

No. 9 Qinling Road, Yingbin Road, Centralized Industrial Park
Harbin Development Zone, Heilongjiang, People’s Republic of China 150078
(86) 451-8434-6600
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Kim Sharpe
ISL, Inc.
10 Bodie Drive
Carson City, NV  89706
(880) 346-4646
(Name, address, including zip code and telephone number,
including area code, of agent for service)

With copies to:
Mitchell S. Nussbaum, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
(212) 407-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective Registration Statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Explanatory Note

This amendment is being filed to amend the legal opinion and consent of Lionel Sawyer & Collins, filed as Exhibits 5.1 and 23.1, respectively.

Item 16. Exhibits

The following is a complete list of exhibits filed as part of this Registration Statement, some of which are incorporated herein by reference from the reports, registration statements and other filings of the issuer with the Securities and Exchange Commission, as referenced below:

Exhibit Number	Item
3.1	Articles of Incorporation (1)
3.2	Amendment to Articles of Incorporation (2)
3.3	Bylaws (1)
3.4	Certificate of Designation of Series A Convertible Preferred Stock (3)
3.5	Certificate of Designation of Series B Preferred Stock (3)
3.6	Form of Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (4)
4.1	Specimen Stock Certificate (1)
4.2	Form of Series A Warrant to Purchase Common Stock (4)
4.3	Form of Series B Warrant to Purchase Common Stock (4)
5.1*	Legal opinion of Lionel Sawyer & Collins
10.1	Securities Purchase Agreement, dated as of November 27, 2009, by and among China XD Plastics Company Limited and the investors listed on the Schedule of Buyers attached thereto (4)
10.2	Registration Rights Agreement, dated as of November 27, 2009, by and among China XD Plastics Company Limited and the investors listed on the Schedule of Buyers attached thereto (4)
10.3	Form of Lock-Up Agreement (4)
10.4	2009 Stock Option/Stock Issuance Plan (5)
23.1*	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.1)
23.2	Consent of Bagell Josephs Levine & Company, LLC (6)
24.1	Power of Attorney (included in the signature page to the Registration Statement)

_______________________

* Filed Herewith

(1)	Filed as an exhibit to the Company’s registration statement on Form SB-2, as filed with the Securities and Exchange Commission on May 12, 2006.
(2)	Filed as Appendix I of Company’s definitive information statement on Schedule 14C, as filed with the Securities and Exchange Commission on March 12, 2009.
(3)	Filed as an exhibit to the Company’s definitive proxy statement on Schedule 14C, as filed with the Securities and Exchange Commission on March 12, 2009.

(4)	Filed as an exhibit to the Company’s current report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009.
(5)	Filed as an appendix to the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on November 11, 2009.

(6)	Fil e d as an exhibit to the Company's registration statement on Form S-3, Amendment No. 2, as filed with the Securities and Exchange Commission on February 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Centralized Industrial Park, Harbin Development Zone, Heilongjiang, on February 17, 2010.

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Jie Han
Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jie Han	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	February 17, 2010
Jie Han

*	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	February 17, 2010
Taylor Zhang

*	Chief Operating Officer and Director	February 17, 2010
Qingwei Ma

*	Chief Technology Officer	February 17, 2010
Junjie Ma

*	Independent Director	February 17, 2010
Cosimo J. Patti

*	Independent Director	February 17, 2010
Lawrence W. Leighton

*	Independent Director	February 17, 2010
Linyuan Zhai

*	Independent Director	February 17, 2010
Yong Jin

* /s/ Jie Han
Jie Han
Attorney-in-Fact

II-7

EXHIBIT INDEX

The following is a complete list of exhibits filed as part of this Registration Statement, some of which are incorporated herein by reference from the reports, registration statements and other filings of the issuer with the Securities and Exchange Commission, as referenced below:

Exhibit Number	Item
3.1	Articles of Incorporation (1)
3.2	Amendment to Articles of Incorporation (2)
3.3	Bylaws (1)
3.4	Certificate of Designation of Series A Convertible Preferred Stock (3)
3.5	Certificate of Designation of Series B Preferred Stock (3)
3.6	Form of Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (4)
4.1	Specimen Stock Certificate (1)
4.2	Form of Series A Warrant to Purchase Common Stock (4)
4.3	Form of Series B Warrant to Purchase Common Stock (4)
5.1*	Legal opinion of Lionel Sawyer & Collins
10.1	Securities Purchase Agreement, dated as of November 27, 2009, by and among China XD Plastics Company Limited and the investors listed on the Schedule of Buyers attached thereto (4)
10.2	Registration Rights Agreement, dated as of November 27, 2009, by and among China XD Plastics Company Limited and the investors listed on the Schedule of Buyers attached thereto (4)
10.3	Form of Lock-Up Agreement (4)
10.4	2009 Stock Option/Stock Issuance Plan (5)
23.1*	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.1)
23.2	Consent of Bagell Josephs Levine & Company, LLC (6)
24.1	Power of Attorney (included in the signature page to the Registration Statement)

_______________________

* Filed Herewith

(1)	Filed as an exhibit to the Company’s registration statement on Form SB-2, as filed with the Securities and Exchange Commission on May 12, 2006.
(2)	Filed as Appendix I of Company’s definitive information statement on Schedule 14C, as filed with the Securities and Exchange Commission on March 12, 2009.
(3)	Filed as an exhibit to the Company’s definitive proxy statement on Schedule 14C, as filed with the Securities and Exchange Commission on March 12, 2009.
(4)	Filed as an exhibit to the Company’s current report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009.
(5)	Filed as an appendix to the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on November 11, 2009.

(6)	Fil e d as an exhibit to the Company's registration statement on Form S-3, Amendment No. 2, as filed with the Securities and Exchange Commission on February 8, 2010.

II-8